Filed Pursuant to Rule 497(e) and Rule 497(k)

Registration No.: 002-83631

VALIC COMPANY I

Broad Cap Value Income Fund

(the “Fund”)

Supplement dated July 17, 2019 to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2018, as supplemented and amended to date

At an in-person meeting held on July 9, 2019 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I approved the termination of Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) as the subadviser to the Fund and approved the appointment of Wellington Management Company LLP (“Wellington Management”) as the subadviser to the Fund. The Board also approved a change in the Broad Cap Value Income Fund’s name to the “Systematic Value Fund,” along with certain changes to the Fund’s investment objective, principal investment strategies and techniques. The Fund intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the changes to the Fund’s subadviser, investment objective, principal investment strategies and techniques, and corresponding changes to the Fund’s risks. This filing will be subject to review by the SEC and is expected to become effective on or about September 30, 2019 (the “Effective Date”).

The Fund currently seeks total return through capital appreciation with income as a secondary objective. Under normal circumstances, the Fund invests primarily in equity securities of U.S. large- and mid-cap companies that BHMS believes are undervalued. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common stocks, but it may also invest in other equity securities that BHMS believes provide opportunities for total return. In addition, the Fund may invest up to 20% of its net assets in foreign securities, including depositary receipts.

As of the Effective Date, the Systematic Value Fund will seek total return through capital appreciation. The Fund will seek to achieve its investment objective by investing primarily in equity securities of U.S. large- and mid-cap companies. Companies are determined to be large- or mid-cap based on the inclusion of their equity securities in the MSCI USA Value Index, whose constituents are companies that exhibit certain value qualities, as defined by the index provider, such as lower price-to-book ratios, lower prices relative to forecasted earnings, and higher dividend yields. The Fund will no longer be required to invest, under normal circumstances, at least 80% of its net assets in common stocks. The Fund expects to invest its assets in equity securities that include common stock, preferred stock, convertible securities, rights and warrants. Wellington Management will employ a proprietary, dynamic multi-factor approach to managing the Fund’s assets that is based on quantitative and qualitative research and analysis. In selecting securities, Wellington Management will seek to allocate the Fund’s assets to equity securities that it believes share complementary factor exposures.

At the Meeting, the Board approved a new Subadvisory Agreement (the “New Subadvisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”), the Fund’s investment adviser, and Wellington Management with respect to the Systematic Value Fund, which will become effective on the Effective Date. The Board also approved an Advisory Fee Waiver Agreement between VALIC and VALIC Company I, on behalf of the Systematic Value Fund, which will become effective on the Effective Date. Under the Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive its advisory fee through September 30, 2020, so that the fee payable by the Systematic Value Fund to VALIC equals 0.40% of average monthly net assets on the first $250 million, 0.35% on the next $250 million, 0.30% on the next $500 million and 0.25% on assets over $1 billion.

The Board has the authority, pursuant to an exemptive order granted by the SEC, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about Wellington Management, the New Subadvisory Agreement and the Advisory Fee Waiver Agreement.

Once the changes to the Fund’s name and investment policies become effective, an updated prospectus reflecting these changes will be mailed to shareholders of the Fund. The updated prospectus will include additional information about the changes to the Fund’s investment objective, principal investment strategies, techniques and risks. Please read the prospectus carefully.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus and/or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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